LETTER TO THE SHAREHOLDERS
------------------------------------------------------------------------------

                                                              December 1, 1998
Dear Shareholder,

   During the fourth quarter ended October 31, 1998, the net asset value per share of the Central European Equity Fund declined by 24.5%, in US dollar terms compared to a 27.4% decline in the Fund's benchmark, a customized MSCI composite index. During the same period, the Fund's share price declined 19.5%. For the fiscal year, the Fund's net asset value per share declined 26.1%, and its share price declined 22.9%. The Fund's performance was impacted by the global sell-off that occurred this past summer as a result of the financial crisis in Russia and the worsening economic conditions in both Japan and the Far East.

   After Russia defaulted on its bond payments in mid August, the managers of your Fund eliminated its remaining exposure to Russia. With the default, the quality of Russian investments became "non-investment grade" and the increased risk of further economic and social deterioration was too high. In place of Russia, the Fund increased its exposure in Germany from 25% to 36%. The Fund's exposure to German equities provides a stabilizing effect against price volatility in emerging markets.

   The German equity market, after correcting almost 60% from its high in July, has since rebounded nearly 30%. At current levels, we view German equities to be fairly valued. Fundamentally, Germany's economy continues to improve. Strong growth of exports fueled economic growth in the first half of the year. For the second half of the year, exports are expected to slow due to the strength of the deutschemark. However, the signs of growth are becoming more broadly based. Private consumer demand is picking up and industrial production remains strong. Unemployment, meanwhile, is on a downward trend, with the number of people without jobs decreasing below 4 million for the first time since November 1996.

   The Fund has maintained its exposure to Hungary and Poland, currently at 24.0% and 22.5%, respectively. These countries offer tremendous growth potential because of strong macroeconomic policies. Foreign investment in both countries remains high, and the proximity to EU markets, as well as the EU integration prospects, are expected to maintain the attractiveness of these markets. In addition, more and more Western European corporations are outsourcing production to these countries and as a result, they should continue to enjoy economic growth rates at twice the Western European levels.

   The Central European Equity Fund continues its open-market purchases and bought 2,680,954 shares, a record number, during the past year, compared to 722,257 shares bought the previous year. We believe that the shares are attractively priced and the Fund continues its buyback program in an ongoing effort to enhance shareholder value.

   The Fund's net asset value is now available daily on all mutual fund quote services through Nasdaq. The symbol to use is XCEEX. We are pleased that this Fund, and its companion funds, Germany Fund and New Germany Fund, are among the first of all closed-end funds to be included in the Nasdaq listing.

   As you know, the Fund's net asset value has always been available daily on the 1-800-GERMANY telephone recording and more recently on the internet web site. Now it is available with all mutual fund quote services.

                                   Sincerely,




/s/ Michael W. R. Dobson           /s/ Kenneth J. Tarr
Michael W. R. Dobson               Kenneth J. Tarr
Chairman                           President and Chief Executive Officer

FUND HISTORY AS OF OCTOBER 31, 1998
------------------------------------------------------------------------------


STATISTICS:

Net Assets ...............................................................................................  $173,825,138
Shares Outstanding .......................................................................................    11,041,676
NAV Per Share ............................................................................................        $15.74


TOTAL RETURNS:

  Period                                                                                                           NAV
  ------                                                                                                           ---
1 year ended 10/31/98 ......................................................................................    (26.09)%
3 years ended 10/31/98* ....................................................................................       2.99%
5 years ended 10/31/98* ....................................................................................       6.72%
*  Average annual return


DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

  Record                                                                     Ordinary        LT Capital
   Date                                                                       Income            Gains            Total
   ----                                                                       ------            -----            -----

11/16/98 ..................................................................   $0.14                --            $0.14
9/1/98 ....................................................................   $0.01             $0.01            $0.02
11/17/97 ..................................................................   $1.54             $5.01            $6.55
9/3/97 ....................................................................      --             $0.02            $0.02
12/19/96 ..................................................................   $0.11             $1.79            $1.90
12/27/95 ..................................................................   $0.16             $0.22            $0.38

OTHER INFORMATION:

NYSE Ticker Symbol ...............................................................................................   CEE
Dividend Reinvestment Plan .......................................................................................   Yes
Voluntary Cash Purchase Program ..................................................................................   Yes
Annual Expense Ratio ............................................................................................. 1.17%

PERFORMANCE
-------------------------------------------------------------------------------

                       Year Ended     Year Ended     Ten Months
                        10/31/98       10/31/97     Ended 10/31/98
                       ----------     ----------    --------------

Net Asset Value         (26.09)%       22.41%

Market Value            (22.89)%       28.93%

MSCI+                                                  (24.68)%

+ MSCI is a customized composite index consisting of leading securities in Central and Eastern Europe with the following country weightings:
   Germany 30%, Russia 20%, Hungary 17.5%, Poland 17.5%, and Czech
   Republic 15%.

10 LARGEST EQUITY HOLDINGS AS OF OCTOBER 31, 1998
------------------------------------------------------------------------------

                                                   % of                                                        % of
                                                 Portfolio                                                   Portfolio
                                                 ---------                                                   ---------
   1. Matav                                        10.2         6. Allianz                                      4.6
   2. Elektrim                                      7.5         7. Mannesmann                                   4.4
   3. SPT Telecom                                   6.3         8. Munchener Ruckversicherungs                  4.4
   4. Mol Magyar Olaj - ES Gazipari                 6.0         9. SAP                                          4.0
   5. DaimlerBenz                                   4.7        10. Bank Rozwoju Eksportu                        3.6



[GRAPHIC]


Country                % of Portfolio
-------                --------------

Germany                     39.7
Hungary                     25.1
Poland                      24.7
Czech Republic               8.6
Croatia                      1.4
Lithuania                    0.4
Ukraine                      0.1
                           -----
  Total                    100.0%

INTERVIEW WITH THE PORTFOLIO MANAGER
------------------------------------------------------------------------------

Question: You have eliminated your exposure to Russia because of its debt default and currency devaluation, but maintained the Fund's investments in Hungary and Poland and the Czech Republic (the "CE3"). What impact will Russia's crisis have on these Emerging European countries?

Answer: Although the impact on Emerging Europe has so far been relatively contained, it has served to highlight the relative strengths and weaknesses of the region's economies. The "CE3" have seen their equity markets decline sharply, but pressure on both their interest and exchange rates have been quite moderate. Since the crisis struck, the countries in Emerging Europe have taken different approaches in their policy responses, reflecting differences in their economic outlooks and linkages with Russia. Both Poland and the Czech Republic have been able to lower official interest rates. Growth remains strong in both Hungary and Poland, 4.5% and 6.3% respectively, and should not be impacted by Russia's problems since financial linkages with Russia are relatively limited. Exports to Russia from the CE3 countries vary from 2-5% of total exports, and imports are primarily oil products and thus benefit from the fall in oil prices.

Question: Why then have we seen such a marked decline in the CE3 equity markets?

Answer: The heavy selling in the CE3 countries during August and September was driven by a general withdrawal from emerging markets as an asset class. Since then, foreign investors have been returning because equity prices are valued well below levels justified by their earnings potential. Since reaching a bottom at the end of September, the CE3 equity markets have rebounded considerably. Hungary's equity index has appreciated over 60%, and both Poland and the Czech Republic's equity markets are up 26%.

Question: Does the Fund plan to re-invest in Russia now that markets have fallen so much?

Answer: Although markets have fallen considerably since the financial crisis broke, and assets are inexpensive by international standards, the Fund plans to stay out of Russia in the near term. Russia's equity market has rebounded considerably since its bottom, appreciating over 100%, but there is no liquidity in the market. Russia's entire stock market is worth under $10 billion, one-tenth of its 1997 peak. In our view, things are probably going to get worse before they get better. The prime minister's pledge of greater state involvement in the economy increases the likelihood of nationalism and price controls. The government is already backtracking on efforts to improve its tax revenues by planning to slash a value-added tax. In addition, the possibilities of further defaults are increasing, with the International Monetary Fund (IMF) and private lenders taking a harder stance with Russia's debt restructuring talks which would undoubtedly lead to more money-printing and higher inflation. Based on this scenario, we feel it would be unwise to invest in Russia in the near term.

Question: In 1997, the Fund declared a large dividend of $6.55 per share, but this year it is only $0.14. Why is this year's dividend so different from last year?

Answer: The dividend for the Fund was unusually large last year because of the portfolio restructuring that took place in 1997. The Fund decreased its equity exposure in Germany while increasing its exposure in Eastern and Central Europe. The German equity holdings had appreciated significantly, and accumulated capital gains had to be realized. Unlike industrial companies, investment companies, such as CEE, are required to pay out all capital gains and income each year. This year's emerging market crisis led to realized losses which will benefit shareholders as they offset future capital gains and act as a tax shelter.



Hanspeter Ackermann
Portfolio Manager
The Central European Equity Fund, Inc.

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

OUTLOOK FOR THE CENTRAL AND EASTERN EUROPEAN ECONOMIES

Germany

   Germany's economic growth is likely to slow to 2.0% in 1999 from 2.8% this year as demand falls amid recessions in Asia, Russia, and Latin America. However, the shift in the relative strength of the different growth forces is likely to continue in 1999. Exports, which have long been the main engine of GDP expansion in Germany, will lose momentum next year but will partially be offset by the strong growth in private consumption. Consumption should be spurred by a number of factors, including lower average unemployment and higher pay settlements than in recent years. The new government's tax reform will also have a positive effect as 14 billion DM is returned to households. Consumption is also receiving a boost from falling interest rates which reduces the cost of financing. Furthermore, the level of German consumer spending has been below that of many European countries. We believe there is significant pent-up demand from consumers to participate in the economic recovery by spending some of their accumulated wealth. In the next quarter, we expect the German equity market to be supported by the high level of liquidity among investors and a reallocation of global funds toward Europe.

Eastern Europe

   We expect the spill-over from the Russian turmoil to be relatively short-lived in the Czech Republic, Hungary and Poland since macroeconomic fundamentals continue to improve. It is also important to point to the stabilizing role of the European Union in the region. All three countries have ongoing accession talks with the EU, and the current emerging market turmoil has strengthened their policy resolve to join as quickly as possible. Moreover, the EU has a very large stake in political and economic stability in eastern Europe and would likely help to contain any significant spill-over from Russia. The Fund currently has a 22.5% exposure in Poland. GDP growth, expected to be 4.0% in 1999, should support corporate earnings. Construction investments and export growth remain the main drivers for economic growth. In addition, Poland's tight fiscal policy has allowed the Central Bank to lower interest rates and should add further support to the equity market. Hungarian equities currently have a 24.0% exposure based on the strong earnings momentum of Hungarian companies. The Fund has only a 6.1% exposure in the Czech Republic since economic growth is expected to be only 1% in 1999 and any slowdown in exports could bring the economy into a recession.

Benchmark change

   During the Fund's last Board of Directors meeting on October 9, 1998, the Directors of your Fund decided to adjust the country allocation in its customized Morgan Stanley Capital International (MSCI) benchmark. Effective November 1, 1998, the new index will be comprised of the following breakdown:
Germany (35%), Poland (20%), Hungary (15%), the Czech Republic (10%), Austria (10%), and Russia (10%). The benchmark was changed to match more accurately the investment strategy of the Fund since Russia, for the time being, has become non-investment grade.

STRUCTURE OF THE FUND
------------------------------------------------------------------------------

   Unlike open-end mutual funds, closed-end funds do not issue or redeem shares on a daily basis. Closed-end funds have a fixed number of shares that trade on a stock exchange, with their share price determined by market factors such as supply and demand. As a result, closed-end funds may trade above their net asset value ("market premium"), or below their net asset value ("market discount"), with share prices fluctuating just like any other listed stock price.

   In contrast, the price of open-end funds is based on net asset value, and shares are sold either directly through the fund family, or through a broker. Shareholders may redeem their shares by selling them back to the fund at the current net asset value. An open-end fund must continuously offer and sell new shares to offset redemptions or else it will become too small to invest in an adequately diversified portfolio, and its fixed expenses will become a serious drag on investment returns.

   There are advantages to investing in both closed-end and open-end funds. Open-end funds are particularly appealing when they are part of a large fund family offering clients a variety of complementary investment objectives. Because of the possibility of unexpected redemptions, they usually invest in highly liquid securities, and they provide shareholders services such as telephone exchange privileges and direct-mail distribution.

   The closed-end format is particularly appealing for specialty investing, such as investment in the stocks of a particular foreign country or region. The closed-end fund manager does not have to hold a portion of fund assets in easy-to-sell securities to cover the possibility of client redemptions, as the open-end fund manager must do. The closed-end fund manager may therefore concentrate on choosing the securities that will best allow the fund to meet its objectives.

   Studies comparing the relative performance of open-end and closed-end foreign equity funds have shown that, over time, closed-end funds may significantly outperform open-end funds. Results of one such study by a major securities firm suggest that the spread in performance may be as high as 300 basis points. This performance advantage for closed-end funds is due to several factors. Because closed-end funds are traded on an exchange without regard to net asset value, fund managers can focus on long-term investment return without the threat of raising cash for redemptions at market bottoms, or of investing new cash at market highs. In addition, closed-end funds have significantly lower expense ratios since they are not burdened with 12b-1 or other marketing fees generally levied by open-end funds.

SHARE BUY-BACKS INCREASED
------------------------------------------------------------------------------

   The Directors of your Fund voted in March 1998 to increase the number of shares authorized for repurchase each year. The authorized limit of 5% will be net of all shares to be issued in the form of reinvested dividends, effective January 1, 1998. Thus the actual number of shares purchased in the open market can be considerably greater than 5%. For example, calendar year-to-date purchases of CEE's shares represent 23.0% of the amount outstanding at the beginning of the year.

   Shares issued for dividends tend to remain in shareholders' accounts and do not increase the float in the market. The Directors continue to believe the Fund represents excellent value.

VOLUNTARY CASH PURCHASE PROGRAM
------------------------------------------------------------------------------

   The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee. Further information is contained at the end of this Annual Report.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--October 31, 1998
------------------------------------------------------------------------------

    Shares       Description                      Value
    ------       -----------                      -----

INVESTMENTS IN GERMAN SECURITIES--35.8%
    OF NET ASSETS
    COMMON STOCKS--32.1%

            APPAREL--0.9%
     14,000 Adidas.......................   $    1,640,196
                                            --------------
            AUTOMOTIVE--4.3%
     95,000 DaimlerBenz(1)...............        7,400,809
                                            --------------
            BANKING--5.9%
     69,000 Bayerische Hypothekenbank und
              Vereinsbank................        5,479,498
    160,000 Commerzbank..................        4,811,885
                                            --------------
                                                10,291,383
                                            --------------
            CHEMICAL--3.0%
    125,000 Hoechst......................        5,223,745
                                            --------------
            INSURANCE--8.1%
     21,000 Allianz......................        7,203,334
     15,000 Munchener Ruckversicherungs*.        6,866,358
                                            --------------
                                                14,069,692
                                            --------------
            TELECOMMUNICATION--6.9%
    190,000 Deutsche Telekom.............        5,177,124
     70,000 Mannesmann...................        6,890,513
                                            --------------
                                                12,067,637
                                            --------------
            TRANSPORTATION--1.4%
    110,000 Lufthansa....................        2,391,449
                                            --------------
            UTILITIES--1.6%
     50,000 VEBA.........................        2,793,043
                                            --------------
            Total Investments in
              German Common Stocks
              (cost $48,101,490).........       55,877,954
                                            --------------
    PREFERRED STOCK--3.7%

            ELECTRICAL--3.7%
     13,000 SAP
              (cost $5,246,250)..........        6,335,528
                                            --------------
            Total Investments in
              German Securities
              (cost $53,347,740).........       62,213,482
                                            --------------
INVESTMENTS IN CROATIAN
    COMMON STOCKS--1.3%

            BANKING--1.0%
    160,000 Zagrebacka Banka (GDR).......   $    1,712,000
                                            --------------
            BREWING--0.3%
     10,887 Karlovacka Pivovara..........          514,978
                                            --------------
            Total Investments in
              Croatian Common Stocks
              (cost $3,092,218)..........        2,226,978
                                            --------------
INVESTMENTS IN CZECH REPUBLIC
    COMMON STOCKS--7.8%
            CONSTRUCTION--0.3%
    151,344 Metrostav....................          545,195
                                            --------------
            ELECTRICAL--0.7%
     50,000 Ceske Energeticke Zavody*....        1,143,228
                                            --------------
            TELECOMMUNICATIONS--6.8%
     64,730 Ceske Radiokomunikace (GDR)*.        1,974,265
    500,000 SPT Telecom..................        7,604,780
    150,000 SPT Telecom (GDR)*...........        2,272,500
                                            --------------
                                                11,851,545
                                            --------------
            Total Investments in Czech
              Republic Common Stocks
              (cost $11,155,714).........       13,539,968
                                            --------------
INVESTMENTS IN HUNGARIAN
    COMMON STOCKS--22.6%

            AUTOMOTIVE--0.9%
     67,202 Mezogep*.....................          976,214
     77,634 North American Bus*..........          649,042
                                            --------------
                                                 1,625,256
                                            --------------
            BANKING--1.5%
     75,000 OTP Bank (GDR)...............        2,665,704
                                            --------------
            CHEMICAL--1.4%
     77,048 Pannonplast..................        2,384,395
                                            --------------
            ENERGY SOURCES--5.4%
    415,000 Mol Magyar Olaj-
              ES Gazipari (GDR)..........        9,441,250
                                            --------------

---------
*    Non-income producing securities.
(1)  Investment in an affiliate of Deutsche Bank AG

     See Notes to Financial Statements.

------------------------------------------------------------------------------

    Shares       Description                      Value
    ------       -----------                      -----

            FOOD MANUFACTURING--1.4%
     57,100 Pick Szeged..................   $    2,373,672
                                            --------------
            LEISURE & TOURISM--1.3%
    140,000 Danubius Hotels*.............        2,263,279
                                            --------------
            PHARMACEUTICALS--1.5%
     44,000 Gedeon Richter...............        1,451,085
     35,000 Gedeon Richter (GDR).........        1,172,500
                                            --------------
                                                 2,623,585
                                            --------------
            TELECOMMUNICATIONS--9.2%
    500,000 Matav........................        2,595,843
    500,000 Matav (ADR)..................       13,437,500
                                            --------------
                                                16,033,343
                                            --------------
            Total Investments in
              Hungarian Common
              Stocks
              (cost $41,642,710).........       39,410,484
                                            --------------
INVESTMENT IN LITHUANIAN
    COMMON STOCK--0.3%

            BANKING--0.3%
     31,311 Bankas Hermis*
              (cost $2,157,399)..........          542,541
                                            --------------
INVESTMENTS IN POLISH
    COMMON STOCKS--22.3%

            BANKING--7.6%
    150,000 Bank Handlowy
              W Warszawie (GDR)..........        1,710,000
    267,331 Bank Rozwoju Eksportu........        5,583,127
     71,250 Bank Przemyslowo-
              Handlowy...................        4,608,774
    215,286 Wielkopolski Bank Kredytowy..        1,386,323
                                            --------------
                                                13,288,224
                                            --------------
            BREWING--0.2%
      1,980 Zaklady Piwowarskie w
              Zywcu......................          269,360
                                            --------------
            CABLES--1.1%
    581,680 Bydgoska Fabryka Kabli*......        1,872,849
                                            --------------


    Shares       Description                      Value
    ------       -----------                      -----

            CONSTRUCTION--6.0%
    588,410 Budimex*.....................   $    3,055,124
    299,940 Exbud*.......................        2,784,070
    185,000 Exbud (GDR)*.................        1,882,375
     75,852 Mostostal Warszawa*..........          435,640
    105,000 Mostostal Warszawa
            144A (GDR)++.................          574,875
    513,805 Mostostal Zabrze.............        1,713,925
                                            --------------
                                                10,446,009
                                            --------------
            DATA PROCESSING--0.5%
     66,903 Computerland*................          838,349
                                            --------------
            ELECTRICAL--6.8%
    990,142 Elektrim.....................       11,775,439
                                            --------------
            FOOD & HOUSEHOLD
               PRODUCTS--0.1%
     53,958 Jutrzenka....................          220,684
                                            --------------
            Total Investments in
              Polish Common Stocks
              (cost $40,321,891).........       38,710,914
                                            --------------
INVESTMENT IN UKRAINIAN
    INVESTMENT FUND--0.1%
    121,750 Ukrainian Opportunity Fund+*(a)
            (cost $1,529,911)............          121,750
                                            --------------
Deutsche
  Marks
   (In
Thousands)  TIME DEPOSIT--2.8%
----------
      8,000 Creditanstalt Bankverein--3.6%,
              11/6/98
              (cost $4,831,210)..........        4,831,210
                                            --------------
   U.S.
 Dollars
   (In
Thousands)  REPURCHASE AGREEMENT**--4.5%
----------
      7,814   Agreement with J.P.Morgan
              Securities, Inc., 5.35% dated
              10/30/98, due 11/2/98 in the
              amount of $7,817,234
              collateralized by USTB
              of $7,555,000, 6.25% due
              5/31/00 (cost $7,813,750)..        7,813,750
                                            --------------
            Total Investments--97.5%
              (cost $165,892,543)........      169,411,077
                                            --------------
            Cash and other assets in excess
              of liabilities--2.5%.......        4,414,061
                                            --------------
            NET ASSETS--100%.............     $173,825,138
                                            ==============

*   Non-income producing securities.
**  Investment of cash collateral received for portfolio securities on loan.
+   Illiquid security. Restricted to resale to institutional investors only.
++  144A. Restricted to resale to institutional investors only.
(a) Fair valued in good faith by the Board of Directors.

    See Notes to Financial Statements.

ADR -- American Depository Receipt
GDR -- Global Depository Receipt


THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $165,892,543)...............................................................    $169,411,077
Cash and foreign currency (includes $7,954,981 equivalent in an interest
   bearing Deutsche mark account with Deutsche Bank AG).................................................      11,059,091
Receivable for securities sold..........................................................................       1,385,603
Dividends receivable....................................................................................         250,058
Interest receivable.....................................................................................          33,987
Foreign withholding tax refund receivable...............................................................          42,385
Other assets............................................................................................             620
                                                                                                            ------------
   Total assets.........................................................................................     182,182,821
                                                                                                            ------------
LIABILITIES

Payable upon return of securities loaned................................................................       7,813,750
Payable for shares repurchased .........................................................................         160,768
Management fee payable..................................................................................          81,074
Investment advisory fee payable.........................................................................          41,497
Payable for securities lending brokers' rebate and agency fees..........................................          18,594
Accrued expenses and accounts payable...................................................................         242,000
                                                                                                            ------------
   Total liabilities....................................................................................       8,357,683
                                                                                                            ------------

NET ASSETS..............................................................................................    $173,825,138
                                                                                                            ============
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares of common stock)...............................    $229,178,908
Cost of 2,464,299 shares held in treasury...............................................................     (39,836,461)
Undistributed net investment income.....................................................................       1,282,893
Accumulated net realized loss on investments and foreign currency transactions..........................     (20,236,152)
Net unrealized appreciation of investments and foreign currency.........................................       3,435,950
                                                                                                            ------------
Net assets..............................................................................................    $173,825,138
                                                                                                            ============
Net asset value per share
   ($173,825,138 [divided by] 11,041,676 shares of
   common stock issued and outstanding).................................................................          $15.74
                                                                                                                  ======

   See Notes to Financial Statements.


THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------
                                                                                                            For the year
                                                                                                               ended
                                                                                                            October 31,
                                                                                                                1998
                                                                                                            ------------
NET INVESTMENT INCOME

Income
   Dividends (net of foreign withholding taxes of $556,743).............................................    $  3,561,611
   Interest.............................................................................................         711,852
                                                                                                            ------------
   Total income.........................................................................................       4,273,463
                                                                                                            ------------
Expenses
   Management fee.......................................................................................       1,464,531
   Investment advisory fee..............................................................................         720,393
   Custodian and Transfer Agent's fees and expenses.....................................................         169,498
   Directors' fees and expenses.........................................................................         129,864
   Legal fee............................................................................................          25,409
   Audit fee............................................................................................          55,000
   Reports to shareholders..............................................................................         244,608
   NYSE listing fee.....................................................................................          24,260
   Miscellaneous........................................................................................          59,190
                                                                                                            ------------
   Total expenses.......................................................................................       2,892,753
                                                                                                            ------------
Net investment income...................................................................................       1,380,710
                                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:
   Investments..........................................................................................     (20,321,651)
   Foreign currency transactions........................................................................         113,624
Net change in unrealized appreciation/depreciation on:
   Investments..........................................................................................     (50,748,394)
   Translation of other assets and liabilities from foreign currency....................................        (279,935)
                                                                                                            ------------
Net loss on investments and foreign currency transactions...............................................     (71,236,356)
                                                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................................    $(69,855,646)
                                                                                                            ============

See Notes to Financial Statements.


THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                                                             For the year   For the year
                                                                                                 ended          ended
                                                                                              October 31,   October 31,
                                                                                                 1998           1997
                                                                                              -----------   ------------
INCREASE (DECREASE) IN NET ASSETS

Operations
   Net investment income................................................................     $  1,380,710   $  1,044,383
   Net realized gain (loss) on:
      Investments ......................................................................      (20,321,651)    76,928,523
      Foreign currency transactions.....................................................          113,624     (1,323,542)
   Net change in unrealized appreciation/depreciation on:
      Investments.......................................................................      (50,748,394)   (12,693,644)
      Translation of other assets and liabilities from foreign currency.................         (279,935)       170,824
                                                                                              -----------   ------------
   Net increase (decrease) in net assets resulting from operations......................      (69,855,646)    64,126,544
                                                                                              -----------   ------------
Distributions to shareholders from:
   Net investment income................................................................          (97,817)    (1,323,775)
   Net realized short term capital gains*...............................................      (17,876,075)             -
   Net realized long term capital gains.................................................      (58,268,577)   (20,965,478)
                                                                                              -----------   ------------
                                                                                              (76,242,469)   (22,289,253)
                                                                                              -----------   ------------
Capital share transactions:
   Net proceeds from reinvestment of dividends (2,082,693 and
      592,008 shares, respectively, issued from treasury)...............................       37,618,631     12,082,868
   Cost of shares repurchased (2,680,954 and 722,257 shares, respectively)..............      (43,667,225)   (17,080,984)
                                                                                              -----------   ------------
   Net decrease in net assets from capital share transactions...........................       (6,048,594)    (4,998,116)
                                                                                              -----------   ------------
Total increase (decrease) in net assets.................................................     (152,146,709)    36,839,175

NET ASSETS

Beginning of year ......................................................................      325,971,847    289,132,672
                                                                                              -----------   ------------
End of year (including undistributed net investment income of $1,282,893
  and $0, respectively).................................................................     $173,825,138   $325,971,847
                                                                                              ===========   ============

----------
*  Characterized as ordinary income for tax purposes.
   See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Central European Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 7, 1990 as The Future Germany Fund, Inc., a non-diversified, closed-end management investment company. The Fund commenced investment operations on March 6, 1990. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Repurchase Agreements: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Deutsche mark ("DM") and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), formerly Deutsche Morgan Grenfell Inc., and an Investment Advisory Agreement with Deutsche Asset Management GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.


NOTE 3. TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 1998, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and Deutsche Bank Securities Inc., a direct subsidiary of Deutsche Bank AG, received $270,529 and $29,914, respectively, in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

For the year ended October 31, 1998, interest income earned on the Deutsche mark account with Deutsche Bank AG was $29,891.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998 were $238,061,493 and $319,093,759, respectively.

The cost of investments at October 31, 1998 was $165,998,186 for United States Federal income tax purposes. Accordingly, as of October 31, 1998, net unrealized appreciation of investments aggregated $3,412,891, of which $23,533,727 and $20,120,836 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 1998 of approximately $20.2 million which will expire in 2006. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED

At October 31, 1998, the market value of the securities loaned and amount of collateral received with respect to such loans were $7,400,809 and $7,813,750, respectively. For the year ended October 31, 1998, net earnings to the Fund from investing such collateral were $249,668, after deducting borrowers' rebate and agency fees of $1,146,611 and $108,108, respectively.

NOTE 6. CAPITAL

During the years ended October 31, 1998 and 1997, the Fund purchased 2,680,954 and 722,257 of its shares of common stock on the open market at a total cost of $43,667,225 and $17,080,984, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 18.4% and 16.2%, respectively. These shares are held in treasury.

NOTE 7. DIVIDEND

On November 6, 1998, the Board of Directors of the Fund declared a dividend of $0.14 per share to stockholders of record on November 16, 1998, payable on November 27, 1998.

NOTE 8. SUBSEQUENT EVENT - LITIGATION

On December 23, 1998, a complaint purporting to be a class action was filed against the Fund, its Manager, Investment Adviser and its Directors, alleging such parties failed to take adequate steps to diminish the trading discount of the Fund's shares. Management of the Fund believes that this claim is without merit and it intends to contest all allegations as well as the purported class status. Although the amount of loss, if any, cannot be estimated at the present time, management believes that it will not have a material adverse effect on the Fund's financial condition.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each of the years indicated:

                                                                                  For the year ended October 31,
                                                                 ------------------------------------------------------------------
                                                                    1998           1997            1996       1995        1994
                                                                 ----------     ---------      ----------   ----------  -----------
Per share operating performance:
Net asset value:
Beginning of year .........................................      $    28.00     $   24.56      $   20.70    $   18.65  $   16.76
                                                                 ----------     ---------      ---------    ---------  ---------
Net investment income .....................................             .13           .09            .17          .13        .19
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..........................           (6.18)         5.26           3.93         2.03       1.76
                                                                 ----------     ---------      ---------    ---------  ---------
Increase (decrease) from investment operations ............           (6.05)         5.35           4.10         2.16       1.95
                                                                 ----------     ---------      ---------    ---------  ---------
Increase resulting from share repurchases .................             .82           .28            .14          .09        .02
                                                                 ----------     ---------      ---------    ---------  ---------
Distributions from net investment income ..................            (.01)         (.11)          (.13)        (.19)      (.08)
Distributions from net realized
   foreign currency gains+ ................................              --            --           (.03)        (.01)        --
Distributions from net realized
   short-term capital gains+ ..............................           (1.54)           --             --           --         --
Distributions from net realized
   long-term capital gains ................................           (5.02)        (1.81)          (.22)          --         --
                                                                 ----------     ---------      ---------    ---------  ---------
Total distributions .......................................           (6.57)        (1.92)          (.38)        (.20)      (.08)
                                                                 ----------     ---------      ---------    ---------  ---------
Dilution in NAV from dividend reinvestment ................            (.46)         (.27)            --           --         --
                                                                 ----------     ---------      ---------    ---------  ---------
Net asset value:
   End of year ............................................      $    15.74     $   28.00      $   24.56    $   20.70  $   18.65
                                                                 ==========     =========      =========    =========  =========
Market value:
   End of year ............................................      $  13.0625     $  23.125      $  19.625    $   16.00  $   15.25
Total investment return for the year:++
   Based upon market value ................................          (22.89)%       28.93%         25.28%        6.37%     (3.42)%
   Based upon net asset value .............................          (26.09)%*      22.41%*        20.74%*      12.22%     12.90%
Ratio to average net assets:
   Total expenses .........................................            1.17%         1.10%          1.08%        1.24%      1.14%
   Net investment income ..................................             .56%          .32%           .73%         .68%      1.07%
Portfolio turnover ........................................           97.48%        68.20%         52.30%       38.89%     32.38%
Net assets at end of year (000's omitted) .................      $  173,825     $ 325,972      $ 289,133    $ 247,529  $ 226,554

----------
 + Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
* Total investment return reflects change in investment objectives of the Fund (see Note 1).

REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Central European Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central European Equity Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 23, 1998


REPORT OF STOCKHOLDERS' MEETING
(Unaudited)
------------------------------------------------------------------------------
     The Fund held its Annual Meeting of Stockholders on June 30, 1998. The two matters voted upon by stockholders and the resulting votes for each matter were as follows:

                                        Voting Results*
                                 -----------------------------
                                           Against/
                                   For    Withheld   Abstained
                                 -------  ---------  ---------

1. Election of the following Directors:

      Michael W.R. Dobson......   8,670     188         --
      Detlef Bierbaum..........   8,672     186         --
      Edward C. Schmults.......   8,697     161         --

2. Selection of Independent

      Accountants..............   8,578     34         246

* In thousands of shares.

1998 U.S. TAX INFORMATION
(Unaudited)
------------------------------------------------------------------------------

The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended October 31, 1998 is $ 416,965. The foreign source income for information reporting purposes is $ 989,389. The Fund made capital gain distributions of $58,268,577 during the year.

This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 1998.

THE YEAR 2000 ISSUE (Unaudited)
------------------------------------------------------------------------------

Background. Investment companies, as well as financial and business organizations around the world, could be adversely affected if the computer systems and embedded technology used by them and their service providers do not properly process and calculate date-related information and data from and after January 1, 2000. Investment companies are, to a much greater extent than other business organizations, dependent on their service providers for Year 2000 readiness.

Directors' Review. At each quarterly meeting, the Fund's Board of Directors receives and reviews progress reports from the Fund's principal service providers as to their Year 2000 readiness. To date the Board is satisfied that these service providers, which are the Deutsche Bank AG affiliates that act as the Fund's Manager and Adviser and Investors Bank & Trust Company ("IBT"), the Fund's custodian, transfer agent and registrar, are making satisfactory progress as to their own readiness efforts involving their services to the Fund. Each has confirmed that it expects its "mission critical systems" to be compliant.

The Fund will continue to receive updates from these and other outside vendors as they become available.

Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected by problems of these issuers. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third-party suppliers to the Fund's service providers, it remains possible that the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

Contingency Plan. Based on the representations made by its service providers, the Fund has not made any contingency plans relating to their services. The Fund's Directors will reassess the need for contingency plans in 1999 if progress of its service providers in achieving Year 2000 readiness falls behind current expectations.

This statement constitutes a Year 2000 readiness disclosure.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited)
------------------------------------------------------------------------------

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Enrollment and Withdrawal. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Reinvestment of Fund Shares. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited)--continued
-------------------------------------------------------------------------------

Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

  EXECUTIVE OFFICES
  31 West 52nd Street, New York, NY 10019

  (For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.)

  MANAGER
  Deutsche Bank Securities Inc.

  INVESTMENT ADVISER
  Deutsche Asset Management GmbH

  CUSTODIAN AND TRANSFER AGENT
  Investors Bank & Trust Company

  LEGAL COUNSEL
  Sullivan & Cromwell

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP


  DIRECTORS AND OFFICERS

  MICHAEL W. R. DOBSON
  Chairman and Director

  DETLEF BIERBAUM
  Director

  JOHN A. BULT
  Director

  PROF. DR. CLAUS KOEHLER
  Director

 +EDWARD C. SCHMULTS
  Director

 +HANS G. STORR
  Director

  CHRISTIAN STRENGER
  Director

  DR. JUERGEN F. STRUBE
  Director

 +ROBERT H. WADSWORTH
  Director

 +WERNER WALBROEL
  Director

  OTTO WOLFF von AMERONGEN
  Director

  KENNETH J. TARR
  President and Chief Executive Officer

  ROBERT R. GAMBEE
  Chief Operating Officer and Secretary

  JOSEPH M. CHEUNG
  Chief Financial Officer and Treasurer

  LAURA J. WEBER
  Assistant Secretary and Assistant Treasurer


This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI customized composite index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/Dollar exchange rate.

---------
+  Member of the Audit Committee
   All investment management decisions are made by a committee of United States and German advisors.

SUMMARY OF GENERAL INFORMATION
------------------------------------------------------------------------------

THE FUND

The Central European Equity Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management GmbH unit of Deutsche Bank AG, Germany's largest banking and financial services group.

SHAREHOLDER INFORMATION

Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "CentEurEq". Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available through all market quotation services. It is also available, together with the Deutsche mark exchange rate and the DAX index, by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

For periodic updates please also visit our Web site: http://www.ceefund.com.

There are three closed-end funds for your selection:

o Germany Fund--investing exclusively in German equities, primarily the "blue chip" corporations.

o New Germany Fund--investing primarily in the middle market German companies, and up to 20% outside Germany (with no more than 10% in any single country outside of Germany).

o Central European Equity Fund--investing primarily in Central and Eastern Europe as well as Russia.

Please consult your broker for advice on any of the above or call
1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.


                                [CEE GRAPHIC]



                             The Central European
                              Equity Fund, Inc.



                                Annual Report


                               October 31, 1998